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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) August 15, 2002





          AMERICAN EXPRESS                  AMERICAN EXPRESS RECEIVABLES
           CENTURION BANK                     FINANCING CORPORATION II

      (as Originators of the American Express Credit Account Master Trust)
      --------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)
                                  on behalf of
                  American Express Credit Account Master Trust



    Utah            11-2869526        333-76238-02               Delaware           13-3854638        333-76238-01
---------------   ----------------  --------------          ---------------     -----------------  -----------------
(State or Other   (I.R.S. Employer   (Commission            (State or Other     (I.R.S. Employer      (Commission
Jurisdiction of    Identification    File Number)           Jurisdiction of      Identification      File Number)
Incorporation or       Number)                              Incorporation or         Number)
 Organization)                                              Organization)


6985 Union Park Center                              World Financial Center
 Midvale, Utah 84047                                   200 Vesey Street
   (801) 565-5000                                  New York, New York 10285
                                                         (212) 640-2000

               (Address, Including Zip Code, and Telephone Number, Including Area Code, of each Registrant's Principal Executive Offices)

            N/A                                         40 Wall Street
  (Former Name or Former Address,                     Mail Stop 10-19-06
   if Changed Since Last Report)                   New York, New York 10005
                                                        (917) 639-8396
                                               (Former Name or Former Address,
                                                 if Changed Since Last Report)



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INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.   Not Applicable.

Item 2.   Not Applicable.

Item 3.   Not Applicable.

Item 4.   Not Applicable.

Item 5. On August 15, 2002, American Express Credit Account Master Trust supplemented its Pooling and Servicing Agreement, dated as of May 16, 1996, with its Series 2002-6 Supplement, dated as of August 15, 2002. The Series Supplement is attached hereto as Exhibit 4.1.

          On August 15, 2002, American Express Credit Account Master Trust issued its $594,000,000 Class A Floating Rate Asset Backed Certificates, Series 2002-6 and $57,600,000 Class B Floating Rate Asset Backed Certificates, Series 2002-6 (the "Series 2002-6 Certificates").

Item 6.   Not Applicable.

Item 7.   Exhibits.

The following are filed as Exhibits to this Report under Exhibit 4.

          Exhibit 4.1 Series 2002-6 Supplement, dated as of August 15, 2002, supplementing the Pooling and Servicing Agreement, dated as of May 16, 1996.

Item 8.  Not Applicable.

Item 9.  Not Applicable.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                        American Express Centurion Bank,
                                        on behalf of the American Express
                                        Credit Account Master Trust


                                        By:    /s/  Maureen A. Ryan
                                               ---------------------------
                                        Name:  Maureen A. Ryan
                                        Title: Assistant Treasurer


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

                                   American Express Receivables Financing
                                   Corporation II
                                   on behalf of the American Express Credit
                                   Account Master Trust


                                   By:     /s/ Leslie R. Scharfstein
                                           ---------------------------
                                   Name:   Leslie R. Scharfstein
                                   Title:  President


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                                  EXHIBIT INDEX


Exhibit         Description

Exhibit 4.1 Series 2002-6 Supplement, dated as of August 15, 2002, supplementing the Pooling and Servicing Agreement, dated as of May 16, 1996.